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                                                                   Exhibit 10.6




                          FORM OF NON-SHARED GUARANTY



                          Dated as of August 15, 2001

                                      From

                          THE GUARANTORS NAMED HEREIN

                                      and

                  THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

                                 as Guarantors

                                  in favor of

                     THE SECURED PARTIES REFERRED TO HEREIN




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                               TABLE OF CONTENTS

Section                                                                     Page

Section 1.   Guaranty; Limitation of Liability...............................1

Section 2.   Guaranty Absolute...............................................2

Section 3.   Waivers and Acknowledgments.....................................3

Section 4.   Subrogation.....................................................4

Section 5.   Payments Free and Clear of Taxes, Etc...........................5

Section 6.   Representations and Warranties..................................7

Section 7.   Covenants.......................................................7

Section 8.   Amendments, Non-Shared Guaranty Supplements, Etc................7

Section 9.   Notices, Etc....................................................7

Section 10.  No Waiver; Remedies.............................................8

Section 11.  Right of Set-off................................................8

Section 12.  Indemnification.................................................8

Section 13.  Subordination...................................................9

Section 14.  Continuing Guaranty; Assignments under the Bank Facilities......9

Section 15.  Release of Shared Collateral Loan Parties.......................10

Section 16.  Execution in Counterparts.......................................10

Section 17.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc..........10



Exhibit A - Non-Shared Guaranty Supplement


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                              NON-SHARED GUARANTY

     NON-SHARED GUARANTY dated as of August __, 2001 made by the Persons listed on the signature pages hereof under the caption "Guarantors" and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the "Guarantors" and, individually, each a "Guarantor") in favor of the Secured Parties (as defined below).

     PRELIMINARY STATEMENT. U.S. Industries, Inc., a Delaware corporation ("USI"), the Guarantors and certain other subsidiaries of USI are party to an Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Master Agreement"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Banks party thereto, WILMINGTON TRUST COMPANY, as Corporate Trustee, and DAVID A. VANASKEY, as Individual Trustee and together with Wilmington Trust Company, as Collateral Trustees and BANK OF AMERICA, N.A., as Rexair Collateral Agent, 364-Day Agent, 5-Year Agent, Rexair Agent and as Debt Coordinator. It is a condition precedent to the closing of the Master Agreement, the issuance of Letters of Credit and the making of other extensions of credit and/or the provision of services under the Master Agreement that each Guarantor shall have executed and delivered this Guaranty. As used in the Guaranty, the term "Secured Parties" means the Secured Holders other than the Noteholders and their Representatives (each as defined in the Collateral Trust Agreement).

     NOW, THEREFORE, in consideration of the premises, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Collateral Trustees, the Debt Coordinator or any other Secured Party in enforcing any rights under this Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

     (b) Each Guarantor, and by its acceptance of this Guaranty, the Debt Coordinator and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a


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                                       2

fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Debt Coordinator, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to in Section 7.01(f) of the Master Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

     (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Transaction Documents.

     Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Transaction Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against USI or any other Loan Party or whether USI or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Transaction Documents, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed


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     Obligations or any other Obligations of any Loan Party under the
     Transaction Documents or any other assets of any Loan Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

          (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined), other Guaranty or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of USI or any other Loan Party or otherwise, all as though such payment had not been made.

     Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

     (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.


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     (d) Each Guarantor acknowledges that the Collateral Trustees may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Collateral Trustees and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

     (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

     (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Transaction Documents and that the waivers set forth in Section 2 and this
Section 3 are knowingly made in contemplation of such benefits.

     Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against USI, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Transaction Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against USI, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from USI, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit and all Secured Hedge Agreements shall have expired or been terminated and all Commitments in respect of Bank Exposure shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Maturity Date and (c) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Debt Coordinator in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) the Maturity Date shall have occurred and (iv) all Letters of Credit and all Secured Hedge Agreements shall have


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expired or been terminated, the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

     Section 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments by each Guarantor under or in respect of the Transaction Documents shall be made free and clear of, and without deduction for, any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable under or in respect of the Transaction Documents to any Secured Party, (i) the sum payable by such Guarantor shall be increased as may be necessary so that, after such Guarantor, any applicable Secured Party has made all required deductions (including deductions applicable to additional sums payable under this Section 5), such Secured Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make all such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Guarantor agrees to pay any present or future Other Taxes that arise from any payment made by or on behalf of such Guarantor under or in respect of this Guaranty or any other Transaction Document or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Guaranty and the other Transaction Documents.

     (c) Each Guarantor will indemnify each Secured Party for and hold it harmless against the full amount of Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 5, imposed on or paid by such Secured Party and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Secured Party makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes by or on behalf of any Guarantor, such Guarantor shall furnish to the Debt Coordinator, at its address referred to in Section 9, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or by or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Debt Coordinator, at such address, an opinion of counsel reasonably acceptable to the Debt Coordinator stating that such payment is exempt from Taxes. For purposes of subsections (d) and (e) of this Section 5, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Upon the reasonable request in writing of any Guarantor, each Secured Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank party hereto on the Effective Date and on the date of the assignment pursuant to which it becomes a Secured Party in


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the case of each other Secured Party, and from time to time thereafter as requested in writing by USI (but only so long thereafter as such Secured Party remains lawfully able to do so), provide each of the Debt Coordinator and USI with two original Internal Revenue Service forms W-8BEN or W-8ECI or, in the case of a Secured Party that has certified in writing to the Debt Coordinator that it is not a "bank" as defined in Section 881(c)(3)(A) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of USI and is not a controlled foreign corporation related to USI (within the meaning of Section 864(d)(4) of the Code), Internal Revenue Service Form W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Secured Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to the Transaction Documents or, in the case of a Secured Party providing a form W-8BEN, certifying that such Bank is a foreign corporation, partnership, estate or trust. If the forms provided by a Secured Party at the time such Secured Party first becomes a party to the Master Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Secured Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such forms; provided, however, that if, at the effective date of the assignment pursuant to which a Secured Party becomes a party to the Master Agreement, the Secured Party assignor was entitled to payments under subsection (a) of this Section 5 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term "Taxes" shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Secured Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form W-8BEN or W-8ECI (or the certificate described above), that the applicable Secured Party reasonably considers to be confidential, such Secured Party shall give notice thereof to USI and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Secured Party has failed to provide any Guarantor following such Guarantor's request therefor pursuant to subsection (e) above with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Secured Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 5 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Secured Party become subject to Taxes because of its failure to deliver a form required hereunder, such Guarantor shall take such steps as such Secured Party shall reasonably request to assist such Secured Party to recover such Taxes.


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     Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Transaction Documents by USI with respect to such Guarantor and each Guarantor hereby further represents and warrants that there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Bank shall have any Commitment or any Secured Hedge Agreement shall be in effect, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Transaction Documents on its or their part to be performed or observed or that USI has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

     Section 8. Amendments, Non-Shared Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Debt Coordinator and the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the sale of a Guarantor to the extent permitted in accordance with the terms of the Transaction Documents, such Guarantor shall be automatically released from this Guaranty.

     (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "Non-Shared Guaranty Supplement"), (i) such Person shall be referred to as an "Additional Guarantor" and shall become and be a Guarantor hereunder, and each reference in this Non-Shared Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Transaction Document to a "Guarantor" or "Non-Shared Guarantor" shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to "this Guaranty", "hereunder", "hereof" or words of like import referring to this Guaranty, and each reference in any other Transaction Document to the "Non-Shared Guaranty", "thereunder", "thereof" or words of like import referring to this Guaranty, shall mean and be a reference to this Non-Shared Guaranty as supplemented by such Non-Shared Guaranty Supplement.

     Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it in care of USI at USI's address specified in Section 11.01 of the Master Agreement, if to the Debt Coordinator or any Bank, at its address as specified in Section 11.01 of the Master Agreement, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Non-Shared Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.


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     Section 10. No Waiver; Remedies. No failure on the part of any Secured
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 of the Master Agreement to authorize the Debt Coordinator to declare all amounts payable under all Bank Facilities pursuant to the provisions of said Section 7.01, the Debt Coordinator and each Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Debt Coordinator, such Bank or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under the Transaction Documents, irrespective of whether the Debt Coordinator or such Bank shall have made any demand under this Guaranty or any other Transaction Document and although such Obligations may be unmatured. The Debt Coordinator and each Bank agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Debt Coordinator and each Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Debt Coordinator, such Bank and their respective Affiliates may have.

     Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.

     (b) Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Loans, the Letters of Credit or other extensions of Credit, the Transaction Documents or any of the transactions contemplated by the Transaction Documents.

     (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Transaction Documents, the agreements and


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                                       9

obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2, Section 5 and this
Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

     Section 13. Subordination. Upon the occurrence and during the continuance of a Default under Section 7.01(f) of the Master Agreement, each Guarantor hereby agrees to subordinate any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the "Subordinated Obligations") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

          (a) Prohibited Payments, Etc. No Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

          (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any other Loan Party, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Guarantor receives payment of any Subordinated Obligations.

          (c) Turn-Over. Each Guarantor shall, if the Debt Coordinator so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Collateral Trustees on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          (d) Debt Coordinator Authorization. The Debt Coordinator is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Debt Coordinator for application to the Guaranteed Obligations (including any and all Post Petition Interest).

     Section 14. Continuing Guaranty; Assignments under the Bank Facilities. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the Maturity Date and (iii) the latest date of expiration or termination of all Letters of Credit and all Secured Hedge Agreements, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Bank Facility to which it is a party to any other

Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in such Bank Facility. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

     Section 15. Release of Shared Collateral Loan Parties. Notwithstanding any contrary provision of this Guaranty, if any Guarantor shall become, or shall be determined by a court of competent jurisdiction to be, a Shared Collateral Loan Party, such Guarantor shall be, concurrently with the occurrence of such event, automatically released from this Guaranty; provided, however, that if any Loan Party that was, at any time, released as a Guarantor pursuant to this Section 15 shall subsequently become a Non-Shared Collateral Loan Party, such Loan Party shall, concurrently with its becoming a Non-Shared Collateral Loan Party, automatically be reinstated as a Guarantor hereunder.

     Section 16. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

     Section 17. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Transaction Document in the courts of any jurisdiction.

     (c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

     (d) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     [NAME OF GUARANTOR]


                                     By /s/
                                       -----------------------------------
                                       Title:


                                     [NAME OF GUARANTOR]


                                     By /s/
                                       -----------------------------------
                                       Title:


                                     Etc.

                                                                      Exhibit A
                                                                             To
                                                            Non-Shared Guaranty


                     FORM OF NON-SHARED GUARANTY SUPPLEMENT


                                                             --------- --, ----

Bank of America, N.A., as Debt Coordinator
335 Madison Avenue
Fifth Floor
New York, NY 10017

Attention: _________


Master Agreement dated as of August 15, 2001 among U.S. Industries, Inc., a Delaware corporation ("USI") and certain of its Subsidiaries, the Banks party thereto, WILMINGTON TRUST COMPANY, as Corporate Trustee, and DAVID A. VANASKEY, as Individual Trustee and together with Wilmington Trust Company, as Collateral Trustees and BANK OF AMERICA, N.A., as Rexair Collateral Agent, 364-Day Agent, 5-Year Agent, Rexair Agent and as Debt Coordinator



Ladies and Gentlemen:

     Reference is made to the above-captioned Master Agreement and to the Non-Shared Guaranty referred to therein (such Non-Shared Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Non-Shared Guaranty Supplement, being the "Non-Shared Guaranty"). The capitalized terms defined in the Non-Shared Guaranty or in the Master Agreement and not otherwise defined herein are used herein as therein defined.

     Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Transaction Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including, without limitation, fees and reasonable expenses of counsel) incurred by the Collateral Trustees, the Debt Coordinator or any other Secured Party in enforcing any rights under this Non-Shared Guaranty

Supplement, the Non-Shared Guaranty or any other Transaction Document. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to any Secured Party under or in respect of the Transaction Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

     (b) The undersigned, and by its acceptance of this Non-Shared Guaranty Supplement, the Debt Coordinator and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Non-Shared Guaranty Supplement, the Non-Shared Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Non-Shared Guaranty Supplement, the Non-Shared Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Debt Coordinator, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Non-Shared Guaranty Supplement and the Non-Shared Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Non-Shared Guaranty Supplement and the Non-Shared Guaranty not constituting a fraudulent transfer or conveyance.

     (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Non-Shared Guaranty Supplement, the Non-Shared Guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Transaction Documents.

     Section 2. Obligations Under the Non-Shared Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Non-Shared Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Non-Shared Guaranty to an "Additional Guarantor" or a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Transaction Document to a "Guarantor", "Non-Shared Guarantor", "Non-Shared Collateral Loan Party" or a "Loan Party" shall also mean and be a reference to the undersigned.

     Section 3. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 6 of the Non-Shared Guaranty to the same extent as each other Guarantor.

     Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Non-Shared Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Non-Shared Guaranty Supplement.

     Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Non-Shared Guaranty Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or any federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Non-Shared Guaranty Supplement, the Non-Shared Guaranty or any of the other Transaction Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Non-Shared Guaranty Supplement or the Non-Shared Guaranty or any other Transaction Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Non-Shared Guaranty Supplement, the Non-Shared Guaranty or any of the other Transaction Documents to which it is or is to be a party in the courts of any other jurisdiction.

     (c) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Non-Shared Guaranty Supplement, the Non-Shared Guaranty or any of the other Transaction Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

     (d) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.


                               Very truly yours,


                               [NAME OF ADDITIONAL GUARANTOR]


                               By /s/
                                 -----------------------------------
                                 Title: